Fees Summary	Sep. 10, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 22,576,616.59
Previously Paid Amount	1,593.14
Total Fee Amount	3,117.82
Total Offset Amount	0.00
Net Fee	$ 1,524.68